Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CHESAPEAKE LODGING TRUST PROVIDES 2015 OUTLOOK

ANNAPOLIS, MD, January 26, 2015 - Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), provided today its 2015 outlook. The Trust’s 2015 outlook is as follows (in millions, except RevPAR and per share amounts):

	2015 Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$62.9	$68.2
Net income per diluted common share	$1.16	$1.25

Adjusted Corporate EBITDA	$158.0	$163.8

AFFO available to common shareholders	$119.9	$125.2
AFFO per diluted common share	$2.20	$2.30

Corporate cash general and administrative expense	$9.4	$10.2
Corporate non-cash general and administrative expense	$7.6	$7.6

Weighted-average number of diluted common shares outstanding	54.5	54.5

HOTEL PORTFOLIO:

RevPAR	$186.00	$189.00
Pro forma RevPAR increase over 2014(1)	7.5%	9.5%
Adjusted Hotel EBITDA	$175.0	$181.5
Adjusted Hotel EBITDA Margin	32.5%	33.0%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(1)	75 bps	125 bps

_____________

(1)	The comparable 2014 period includes results of operations for one hotel prior to its acquisition by the Trust.

“We expect 2015 to be another strong year for Chesapeake as we benefit from favorable lodging fundamentals in our key markets and outsized growth at our hotels that were undergoing major renovations last year,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. “We expect our hotel portfolio will meaningfully exceed the U.S. hotel industry RevPAR growth rate, despite the negative impact of guestroom renovations at several of our larger hotels which will have an impact on RevPAR growth and Adjusted Hotel EBITDA margin growth in the first quarter.” Mr. Francis continued, “Given our expectations for another strong year in 2015, we are also pleased to report that we are increasing our quarterly common share dividend for the first quarter by 17% to $0.35 per common share.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

The Trust’s 2015 outlook assumes a continuation of favorable U.S. lodging fundamentals driven by below historical average supply growth and healthy demand growth resulting from continued improvement in the U.S. economy and consumer confidence, continued strength in corporate and leisure transient business, improving group business, and continued strength of international travel. The Trust’s 2015 outlook assumes no additional acquisitions, dispositions, or financing transactions.
The Trust’s 2015 outlook contemplates the expected revenue and Hotel EBITDA displacement from guestroom renovations taking place during the first quarter at the 502-room Hyatt Regency Boston, the 360-room Le Meridien San Francisco and the 313-room Hyatt Fisherman’s Wharf. The Trust estimates that the negative impact on RevPAR growth for the first quarter and full year 2015 will be approximately 650 basis points and 150 basis points, respectively, and the negative impact on Adjusted Hotel EBITDA Margin growth for the first quarter and full year 2015 will be approximately 200 basis points and 25 basis points, respectively, resulting in Hotel EBITDA displacement of approximately $3.25 million for the first quarter and full year 2015.
The Trust’s 2015 outlook also includes a 17% increase in estimated real estate tax expense as a result of actual and expected real estate reassessments at certain of its hotels for 2015. The Trust estimates that the negative impact on Adjusted Hotel EBITDA Margin growth for 2015 will be approximately 70 basis points.
COMMON SHARE DIVIDEND INCREASE
The Trust also announced today that its board of trustees has declared a dividend payment of $0.35 per common share for the first quarter 2015, an increase of 17% over the fourth quarter dividend. The dividend will be paid on April 15, 2015 to shareholders of record at the close of business on March 31, 2015. The dividend represents a 3.6% annualized yield based on the closing price of the Trust’s common shares on January 23, 2015.
FOURTH QUARTER 2014 EARNINGS UPDATE
The Trust is also providing an update today on its financial results for the quarter and year ended December 31, 2014. For its 17-hotel portfolio, the Trust expects fourth quarter and full year 2014 RevPAR to increase 7.5% and 9.5%, respectively, and fourth quarter and full year 2014 Adjusted Hotel EBITDA to be between the middle and high end of the guidance ranges previously provided. For its 20-hotel portfolio, the Trust expects fourth quarter and full year 2014 RevPAR to increase 4.9% and 5.9%, respectively, and fourth quarter and full year 2014 Adjusted Hotel EBITDA to be slightly below the guidance range previously provided. The Trust expects fourth quarter 2014 AFFO per share to be at the low end of the guidance range previously provided and full year 2014 AFFO per share to be slightly below the guidance range previously provided. The preliminary results are subject to adjustments that may result from the completion of the

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Trust’s annual audit process. The Trust intends to release final financial results for the fourth quarter and full year 2014 after the market closes on February 19, 2015.
“Overall, we are pleased with our hotel portfolio’s performance during the fourth quarter. Our 17-hotel portfolio had another solid quarter generating strong top-line and bottom-line results,” said Mr. Francis. “Our 20-hotel portfolio RevPAR and Adjusted Hotel EBITDA were slightly below our guidance ranges predominantly due to slower than expected ramp at the Hyatt Herald Square New York which re-opened for business in October. In addition, our per share metrics for the fourth quarter and full year 2014 were negatively impacted from a higher than expected diluted share count as a result of our relative total shareholder return exceeding our expectations which required us to include additional unvested performance-based awards in our diluted share count."
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as total revenues less total hotel operating expenses. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance.
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 20 hotels with an aggregate of 6,116 rooms in eight states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts. Such forward-looking statements include, but are not limited to, the preliminary expected financial results for the three months and year ended December 31, 2014, and the Trust’s expectations regarding the future Hotel EBITDA and Adjusted Hotel EBITDA of its existing hotels and the Trust’s 2015 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of January 26, 2015, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANICAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates forecasted Hotel EBITDA and Adjusted Hotel EBITDA for the year ending December 31, 2015:

	Year Ending December 31, 2015
	Low	High
Total revenue	$537,800	$549,300
Less: Total hotel operating expenses	362,480	367,480
Hotel EBITDA	175,320	181,820

Add: Non-cash amortization(1)	(320)	(320)
Adjusted Hotel EBITDA	$175,000	$181,500
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the year ending December 31, 2015:

	Year Ending December 31, 2015
	Low	High
Net income	$73,140	$78,390
Add: Depreciation and amortization	56,810	56,810
Interest expense	27,100	27,100
Income tax expense	750	1,250
Less: Interest income	—	—
Corporate EBITDA	157,800	163,550

Add: Hotel acquisition costs	—	—
Non-cash amortization(1)	200	200
Adjusted Corporate EBITDA	$158,000	$163,750
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANICAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the year ending December 31, 2015:

	Year Ending December 31, 2015
	Low	High
Net income	$73,140	$78,390
Add: Depreciation and amortization	56,810	56,810
FFO	129,950	135,200

Less: Preferred share dividends	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(530)	(530)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	119,730	124,980

Add: Hotel acquisition costs	—	—
Non-cash amortization(1)	200	200
AFFO available to common shareholders	$119,930	$125,180

FFO per common share:
Basic	$2.22	$2.31
Diluted	$2.20	$2.29

AFFO per common share:
Basic	$2.22	$2.32
Diluted	$2.20	$2.30

Weighted-average number of common shares outstanding:
Basic	53,990	53,990
Diluted	54,465	54,465
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Fisherman’s Wharf	San Francisco, CA	313	May 31, 2013
19	Hyatt Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
			6,116